UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2015

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On October 27, 2015, Berkshire Hills Bancorp, Inc. (the “Company”), Berkshire Bank, Parke Bank (“Parke”) and 44 Business Capital, LLC (“44 Business Capital”) signed a purchase and assumption agreement under which Berkshire Bank will acquire the business model of 44 Business Capital and certain related assets of Parke’s SBA 7(a) program operations.

The Company’s news release announcing the purchase and assumption agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired.  Not applicable.

(b)          Pro Forma Financial Information.  Not applicable.

(c)           Shell Company Transactions.  Not applicable.

(d)          Exhibits.

Exhibit No.	Description

99.1	News Release dated October 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: October 30, 2015	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott Senior Vice President and General Counsel